Mergers and Acquisitions (Details) - Schedule of preliminary fair value of consideration - Merger and Acquisition [Member]	9 Months Ended
Sep. 30, 2021 USD ($)
Business Acquisition, Contingent Consideration [Line Items]
Cash paid at closing	$ 1,714 [1]
Contingent consideration	2,009
Settlement of pre-existing relationship	45
Total fair value of consideration transferred	$ 3,768

[1]	Includes $0.5 million of cash paid to an escrow that becomes payable to the selling shareholders of HelioHeat to the extent the funds are not used to offset certain costs incurred for the assumed customer projects. The amount is being treated as consideration transferred as the release of the funds is likely to occur.